SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

LIGHTING SCIENCE GROUP CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Lighting Science Group Corporation

2100 McKinney Avenue, Suite 1555
Dallas, TX 75081
(214) 382-3630

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of stockholders of Lighting Science Group Corporation to be held at 2:00 p.m., Central time, on August 23, 2005, in Dallas, Texas at 2100 McKinney Avenue, Suite 1550.

Your vote at the Annual Meeting is important to us. At the Annual Meeting, you will be asked to (i) elect eight directors, (ii) ratify the selection of our auditors for 2005, and (iii) approve adoption of the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan, including reserving 5,000,000 shares of the Company’s common stock for issuance thereunder. The accompanying notice of the 2005 Annual Meeting of stockholders and proxy statement describe the matters to be presented at the Annual Meeting. These proxy solicitation materials will first be mailed on or about July 22, 2005 to all stockholders entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINATED DIRECTORS, THE RATIFICATION OF OUR AUDITORS, AND THE APPROVAL OF THE LIGHTING SCIENCES GROUP CORPORATION 2005 EQUITY BASED INCENTIVE COMPENSATIONPLAN

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting. If you do not attend the Annual Meeting, you may still revoke your proxy at any time prior to the Annual Meeting by providing a later dated proxy or by providing written notice of your revocation to the Secretary of our Company. Your prompt cooperation will be greatly appreciated.

Sincerely,

/S/ RONALD E. LUSK

Ronald E. Lusk
Chairman
Dallas, Texas
July 18, 2005

Lighting Science Group Corporation

2100 McKinney Avenue, Suite 1555
Dallas, TX 75201
(214) 382-3630

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

TO THE STOCKHOLDERS OF THE LIGHTING SCIENCE GROUP CORPORATION:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of The Lighting Science Group Corporation, a Delaware corporation, will be held on August 23, 2005, beginning at 2:00 p.m., Central time, in Dallas, Texas at 2100 McKinney Avenue, Suite 1550, for the following purposes:

1.	To elect eight directors to serve for one-year terms ending in the year 2006 or until their successors are duly elected and qualified;

2.	To ratify the appointment of Turner, Stone & Company, L.L.P. as independent auditors of our Company for the fiscal year ending December 31, 2005;

3.
To approve adoption of the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan, including reserving 5,000,000 shares of the Company’s common stock for issuance thereunder, and

4.	To transact other business as may properly come before the meeting or any adjournment or adjournments thereof.

The foregoing matters are described in more detail in the enclosed proxy statement. Our board of directors has fixed the close of business on July 11, 2005 as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the meeting. Only those stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of our Company, for any purpose germane to the meeting, at the Annual Meeting and during ordinary business hours at our executive offices for a period of ten days prior to the Annual Meeting.

Stockholders are urged to review carefully the information contained in the proxy statement attached hereto prior to deciding how to vote their shares at the Annual Meeting. Your participation in the Annual Meeting, in person or by proxy, is important. We hope you will be able to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting. If you do not attend the Annual Meeting, you may still revoke your proxy at any time prior to the Annual Meeting by providing a later dated proxy or by providing written notice of your revocation to the Secretary of our Company. Your prompt cooperation will be greatly appreciated.

All stockholders are cordially invited to attend the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ J. Michael Poss

J. Michael Poss, Executive Vice President - Legal

Dallas, Texas
July 22, 2005

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND VOTE EITHER BY PROXY OR BY ATTENDING THE ANNUAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

Lighting Science Group Corporation

2100 McKinney Avenue, Suite 1555
Dallas, TX 75081
(214) 382-3630

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2005

GENERAL INFORMATION ABOUT VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Lighting Science Group Corporation (the “Company”), for use at the Annual Meeting of stockholders to be held on August 23, 2005. The Annual Meeting will begin at 2:00 p.m., Central time, in Dallas, Texas at 2100 McKinney Avenue, Suite 1550.

Voting

On July 20, 2005, 54,966,664 shares of our common stock were issued and outstanding and 2,260,966 shares of our 6% Convertible Preferred Stock were issued and outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. Each share of 6% Convertible Preferred Stock is entitled to cast one vote for every share of common stock issuable upon conversion of the 6% Convertible Preferred Stock. On July 20, 2004, the shares of 6% Convertible Preferred Stock outstanding were convertible into 9,043,864 shares of our common stock.

The nominees for election to our board of directors who receive the greatest number of votes cast for the election of directors by the shares present at the Annual Meeting, in person or by proxy, will be elected directors. You may not cumulate votes in the election of directors. The adoption of the proposal to ratify the appointment of our independent auditors requires the affirmative vote of a majority of shares present at the Annual Meeting, in person or by proxy. The adoption of the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan requires the affirmative vote of a majority of the shares of our common stock and 6% Convertible Preferred Stock (voting on an as-converted basis) presently outstanding and voting as a single class, in person or by proxy.

A majority of the outstanding shares of our common stock and 6% Convertible Preferred Stock (voting on an as-converted basis) present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Since the affirmative vote of the holders of a majority of the outstanding shares of common stock and 6% Convertible Preferred Stock (voting on an as-converted basis) voting as a single class and entitled to vote on the proposal to adopt the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan is required, a “broker non-vote” on such proposal will have the same effect as a vote against the proposal.

Proxies

If you properly sign and return the enclosed form of proxy, your shares represented will be voted at the Annual Meeting in accordance with your specified instructions. If you do not specify how your shares are to be voted, your shares will be voted FOR the election of the directors proposed by the board unless the authority to vote for the election of a director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the ratification of our independent accountants and FOR the proposal to adopt the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan. You may revoke or change your proxy at any time before the Annual Meeting by filing with our Executive Vice President - Legal at 2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, and printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for costs incurred in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for soliciting. Except as described above, we do not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders that are intended to be presented by such stockholders at our 2006 annual meeting must be received no later than April 9, 2006, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by our board of directors for the 2006 annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of the proposal not later than April 9, 2006.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

General

Directors are elected for a one-year term. There are eight nominees for director this year. Directors elected at the Annual Meeting will serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their death, resignation or removal. The nominees for election have agreed to serve if elected, and the Company has no reason to believe that the nominees will be unavailable to serve. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who may be designated by our board of directors to fill the vacancy.

Nominee	Age	Present Offices Held in Our Company	Director Since
Robert E. Bachman	63	Director	2003
John A. Collingwood	67	Director	2004
Donald R. Harkleroad	61	Director	2003
Ronald E. Lusk	49	Chairman of Board of Directors, Chief Executive Officer	1998
Robert M. McMonigle	61	Director	2004
Fredric S. Maxik	45	Chief Technology Officer and Director	2004
Daryl N. Snadon	60	Director	2003
Robert L. Woodson, III	57	Director	1998

Set forth below is certain information concerning the nominees:

Robert E. Bachman, 63, is the president and a director of USGT Investors Management Company, Inc., which is the general partner of USGT Investors, LP (“USGT”), a Dallas-based investment/merchant bank founded by Mr. Bachman and two other partners in 1988. USGT works primarily with private equity funds to source and invest in private companies in the United States and internationally. Mr. Bachman and his partners have founded and sold several private companies, including a natural gas marketing company and a reverse mortgage company. Mr. Bachman received a B.A. from Bowdoin College and an MBA from Columbia University. He served as an officer in the U.S. Navy.

John A. Collingwood, 67, is a private investor and serves as officer and/or director of several privately held companies and was previously a major shareholder of Lighting Science, Inc. prior to its acquisition on June 1, 2004 by the Company. Mr. Collingwood is an alumnus of the University of Kansas, and he graduated from the University of the Americas in Chouloa, Mexico with a degree in International Business Administration.

Donald R. Harkleroad, 61, currently serves as president of The Bristol Company and has served in that position for more than five years. Located in Atlanta, Georgia, The Bristol Company and its subsidiaries comprise a diversified investment and management holding company with interests in finance, food, and technology. Mr. Harkleroad is a graduate of the University of Georgia and of the New York University School of Law, where he was a Weinfeld Associate and editor-in-chief of The Journal of International Law & Politics. Mr. Harkleroad is past chairman of the International Law Section and of the Corporation and Banking Law Section of the State Bar of Georgia, as well as chairman of the Taxation Committee of the Business Law Section of the American Bar Association.  He also served for several years as adjunct professor of law at Emory Law School, teaching in the areas of corporate, partnership, and tax law. He is a director of the Society of International Business Fellows, a member of the World Economic Forum, and a director of several public and private companies and charitable organizations.

Ronald E. Lusk, 49, has served as the Chairman of the Board of Directors of the Company since November 1998. Mr. Lusk has served as the chief executive officer of the Company since August 2004 and .has also served as an executive officer of the Company for more than five years. Mr. Lusk is also the president of Match, Inc., a private investment and holding company. Mr. Lusk has over 23 years of diverse business and management expertise contributing to his direct ownership and control of various companies, predominately in the healthcare and entertainment industries. Mr. Lusk currently serves as a director on the boards of several private companies.

Fredric S. Maxik, 45, has served as the Chief Technical Officer of the Company since June 1, 2004. After graduating from Bard College with a bachelor’s degree in physics and philosophy, Mr. Maxik began his career with Sansui Electronics in 1983 in Tokyo, Japan where he became vice-president of product development. In 1990, he was recruited to the position of vice president of product development for Onkyo Electronics in Osaka, Japan. In 1993, Mr. Maxik formed a product development consulting firm and in 2002 Mr. Maxik formed an environmental products company. Mr. Maxik received an honorary PhD in physics from the University of Hong Kong in 1993.

Robert M. McMonigle, 61, is a Sales and Marketing consultant to Aristocrat Technologies, Inc., a Sydney, Australia based manufacturer of slot machines. Prior to his association with Aristocrat, the second largest manufacturer of slot machines in the world, Mr. McMonigle served as executive vice president of International Gaming Technologies Inc. (IGT) where he was responsible for worldwide sales. During his eighteen year tenure with the company, Mr. McMonigle also directed IGT’s gaming development in the United States, Canada, South America, Europe and South Africa. He worked closely with state and provincial governments to develop legislation and regulations for gaming operations. Mr. McMonigle retired from IGT in October 2001. Shortly thereafter, Mr. McMonigle joined American Gaming & Electronics, Inc. where he served as President until July 2003 at which time he began his present relationship with Aristocrat.

Daryl N. Snadon, 60, is the owner of Beltway Development Company, a Dallas-based real estate development company with a 30-year operating history and has served in that position since the company’s inception. Mr. Snadon is the principal owner of 25 separate commercial properties in Texas and other states. He serves as an officer and director of numerous privately held corporations, as managing partner of numerous joint ventures, and as a member or partner of numerous limited liability companies and partnerships.

Robert L. Woodson, III, 57, has been a director of the Company since 1998 and previously served as president and chief operating officer of the Company from January 1999 to November 2000. Mr. Woodson was president and chief executive officer from November 1998 to January 1999. Prior to joining the Company, Mr. Woodson was president of HFI Home Care Management LP, a company that acquires and manages home health agencies, from 1994 through 1997, and executive vice president and secretary of HealthFirst, Inc., a company that manages home health agencies, from 1992 through 1994. In March 2000, Mr. Woodson resigned as an executive officer of the Company and continues to serve in the capacity as a director. Since 2000, Mr. Woodson has been a private investor. Mr. Woodson has been a member of the board of directors of the First National Bank of LaFollette, Tennessee since 1975.

Board Committees and Meetings

During the fiscal year ended December 31, 2004, the Board of Directors held six meetings. Since the last Annual Meeting of the Stockholders held August 20, 2004, the full Board held five meetings, the Governance Committee met once, the Audit Committee met four times and the Compensation Committee met four times. All current directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

Governance Committee. Our governance committee was established and its charter adopted by the full Board in 2005. Our governance committee consists of all of our “independent” directors as defined pursuant to the rules of the NASDAQ Stock Market, Inc. (the “NASDAQ”), and includes Mr. Bachman, Mr. Collingwood, Mr. Harkleroad, Mr. McMonigle, Mr. Snadon and Mr. Woodson. The governance committee has been appointed by the Board for the purpose of identifying, recruiting, evaluating and recommending individuals for election to the Board and the committees thereof as well as to fill any vacancies, developing a policy with regard to the consideration of any director candidates recommended by stockholders of the Company and the procedures to be followed by such stockholders in making such recommendations; and assisting the Board and the committees of the Board in the conduct of their annual evaluations.

The governance committee is also charged with making regular reports to the Board and delivering any reports that may from time to time be required by the rules of the NASDAQ or the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement or annual report on Form 10-K.

 Audit Committee. Our audit committee currently consists of three directors, Mr. Bachman, Mr. Snadon, and Mr. Harkleroad, and is primarily responsible for approving the services performed by our independent auditors and reviewing their reports regarding our accounting practices and systems of internal accounting controls. Our audit committee held three meetings during the fiscal year ended December 31, 2004. The Amended and Restated Audit Committee charter is attached to this proxy statement as Exhibit A.

Mr. Bachman, Mr. Snadon and Mr. Harkleroad are non-employee directors and are “independent” pursuant to the rules of the NASDAQ. In addition, the board has determined that Mr. Bachman is an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission. In prior years, Mr. Snadon was not considered to be “independent” because he was part of a partnership that owned our executive offices. This partnership leased our offices to us in return for our payment of rent in the form of cash or the Company’s stock. On November 13, 2004, we relocated our executive offices to a different office building and terminated our lease with Mr. Snadon’s partnership. Upon termination of our lease and satisfaction of all payments owed to Mr. Snadon’s partnership, Mr. Snadon became independent under the rules of the NASDAQ.

Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Auditor

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.  Audit Services. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.  Audit-Related. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.  Tax Services. Tax services include all services performed by the independent auditor’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.  Other Fees. Other fees are those associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation Committee. Our compensation committee consists of three directors, Mr. Harkleroad, Mr. Woodson, and Mr. Bachman. Our compensation committee is primarily responsible for reviewing and approving our general compensation policies and setting compensation levels for our executive officers. Our compensation committee also has the authority to establish stock incentive programs for management and approve distributions thereunder.

All members of the compensation committee are non-employee directors and are “independent” pursuant to the rules of the NASDAQ. Our compensation committee held two meetings during the fiscal year ended December 31, 2004.

Compensation Committee Interlocks and Insider Participation. None of the directors serving on the compensation committee has been employed by the Company at any time since the confirmation of the Reorganization Plan on September 16, 2003. None of the current executive officers of the Company has served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or compensation committee.

Director Nominations

Nominations of candidates for election as directors may be made by the Governance Committee, other members of the board of directors or by stockholders. The goal is to recommend candidates for the board of directors that bring a variety of perspectives and skills derived from high quality business and professional experience. In selecting and recommending nominees for election as directors, the board of directors considers the factors set out below:

•	commitment to ethical conduct as evidenced through the person’s business associations, service as a director or executive officer of other organizations, and/or education;

•	objective perspective and mature judgment developed through business experiences and/or educational endeavors;

•	the candidate’s ability to work with other members of the board of directors and management to further our goals and increase stockholder value;

•	the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

•	demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities; and

•	the skills and experience of the potential nominee in relation to the capabilities already present on the board of directors.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The board of directors requires that at least one member of the board of directors should meet the criteria for an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission, and that a majority of the members of the board of directors should meet the definition of “independent director” under the NASDAQ rules.

If a stockholder has a recommendation as to a nominee for election as a director, such stockholder should make his, her or its recommendation in writing addressed to the Chairperson of the board of directors, at the Company's address shown in the heading to this proxy statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The board of directors will then review the recommendation and advise the stockholder of its conclusion and, if a rejection, the reasons therefore.

Contacting the Board of Directors

Any stockholder who desires to contact our board of directors may do so by writing to the following address: Board of Directors, 2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201. Communications received are distributed to an independent member of the board of directors or to the other members of the board of directors as appropriate depending on the facts and circumstances outlined in the communication received.

Director Independence

The board of directors has determined that, except for Mr. Lusk, Mr. Maxik, and Mr. Poss, each of our directors and nominees qualifies as an independent director under the rules of the NASDAQ. Mr. Lusk is not considered independent because he holds the office of chief executive officer of the Company, and Mr. Poss is not considered independent because he serves as the Executive Vice President - Legal of the Company. Mr. Maxik is not considered independent because he serves as the chief technology officer of the Company.

Director Compensation

Each director receives compensation of $50,000 per year for service on the board of directors. To date this compensation has been paid by the issuance of the Company’s common stock.

Vote Required

Directors are elected by a plurality of the votes of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the election of directors.

Director Attendance at Meetings and Annual Meeting

No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. We do not have a formal policy regarding attendance by members of the board of directors at our Annual Meeting, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law.

Recommendation of our Board of Directors

Our Board of Directors recommends that the stockholders vote “FOR” the election of the nominees listed above.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table summarizes for the years indicated the compensation paid by Lighting Science Group to its chief executive officer during fiscal year 2004 and all executive officers of Lighting Science Group that earned a salary and bonus for 2004 in excess of $100,000.

		Annual Compensation
Name and Principal Position	Year	Salary ($	)	Bonus ($) (1)

Ronald E. Lusk (3)	2004	212,147		88,880
Chief Executive Officer	2003	131,942		-
	2002	43,727		-

J. Michael Poss (4)	2004	154,452		108,443
Chief Financial Officer	2003	218,024		-
	2002	28,421		-

K. Shane Hartman (5)	2004	154,049		64,046
Chief Information Officer	2003	197,922		-
	2002	50,452		-

Kathryn D. Fuller (2)(6)	2004	80,250		99,117
Corporate Secretary	2003	95,961		-
	2002	17,156		-

Fredric S. Maxik (7)	2004	158,650		37,500
Chief Technology Officer

(1)	Paid in the form of unregistered common stock of Lighting Science Group.
(2)	Ms. Fuller resigned in May of 2005.
(3)
Includes 431,715 common shares issued at $0.22 and 555,502 common shares issued at $0.16 related to 2004 salary and bonus, respectively. Includes 157,333 common shares issued at $0.42 related to 2003 salary.

(4)
Includes 434,464 common shares issued at $0.22 and 677,769 common shares issued at $0.16 related to 2004 salary and bonus, respectively. Includes 154,627 common shares issued at $0.42 related to 2003 salary.

(5)
Includes 349,226 common shares issued at $0.22 and 400,289 common shares issued at $0.16 related to 2004 salary and bonus, respectively. Includes 126,307 common shares issued at $0.41 related to 2003 salary.

(6)
Includes 169,955 common shares issued at $0.22 and 619,479 common shares issued at $0.16 related to 2004 salary and bonus, respectively. Includes 61,528 common shares issued at $0.41 related to 2003 salary.

(7)	Includes 67,628 common shares issued at $0.49 and 156,250 common shares issued at $0.24 related to 2004 salary and bonus, respectively.

Pursuant to the terms of each of the individuals’ employment agreements, each individual had (or has in the case of Mr. Maxik) the ability to elect to receive salary and other forms of cash compensation in the form of equity securities of Lighting Science Group.

Employment Agreements

We entered into three-year employment agreements with each of Messrs. Lusk, Poss and Hartman, and Ms. Fuller during fiscal years 1999, 2000, 2002 and 2002, respectively. Ms. Fuller resigned from the Company in May 2005 and is no longer an employee. On June 1, 2004, we entered into a similar agreement with Mr. Maxik upon the acquisition of Lighting Science, Inc. Upon completion of the initial three-year terms, each agreement has automatically renewed for successive one-year periods. We may terminate an agreement as of any renewal date of such agreement upon 90 days advance written notice to the subject employee. In addition, we may terminate an agreement upon the death or disability of the employee or upon just cause. In the event an agreement is terminated by us without cause or by the employee upon a change in control of Lighting Science Group, we are obligated to pay the compensation that the employee would otherwise be entitled to receive had the agreement not been terminated. Under their agreements, Mr. Lusk, Mr. Maxik and Mr. Poss were entitled to receive a base annual salary of $250,000. In addition, upon execution of the agreements, Mr. Lusk was issued 31,250 shares of common stock in March 2000, Mr. Poss was issued 312,500 shares of common stock in May 2004 and we issued Mr. Maxik 156,250 shares of common stock in August 2004. Under Mr. Hartman’s agreement, he was initially entitled to receive a base annual salary of $200,000. Upon execution of his agreement, Mr. Hartman was issued 31,250 shares of common stock in December 2000. Under Ms. Fuller’s agreement, she was entitled to receive a base annual salary of $100,000. Upon execution of her agreement, Ms. Fuller was issued 37,500 shares of common stock in March 2002. Previously, under all of the employment agreements, certain of the compensation owed to the employees was payable by us through the issuance of shares of Lighting Science Group’s common stock. This compensation was not paid. We did pay stay bonuses in recognition of the work performed to allow us to emerge from bankruptcy, pursuant to which Mr. Lusk was issued 555,502 shares of common stock, Mr. Poss was issued 365,269 shares of common stock, Mr. Hartman was issued 400,289 shares of common stock, and Ms. Fuller was issued 619,479 shares of common stock. The employment agreements of Messrs. Lusk, Poss and Hartman were amended effective May 7, 2004, to remove the provision regarding the payment of compensation through the issuance of shares of our common stock. Effective May 29, 2004, the base salaries of these officers as set forth in their employment agreements were amended, as follows: Mr. Poss, $90,000, and Mr. Hartman, $150,000. Pursuant to the terms of his employment agreement, Mr. Maxik is also entitled to elect to receive his compensation in shares of our common stock.

On October 12, 2004, we entered into 3 year employment and change in control agreements with Mr. Waldrop and Mr. Lacerte. The terms of the employment agreements provide for annual compensation of $225,000. However, Mr. Waldrop and Mr. Lacerte elected to defer the first year of salary so that additional funds could be committed to product development. The terms of the change in control agreements provide that in the event of a change in control, as defined, a single sum cash payment equal to two and one-half (2-1/2) times the executive's average annual compensation (including base salary and bonuses) paid to him in cash during the thirty-six (36) month period immediately preceding the date on which the change in control occurred shall be paid to each of Mr. Waldrop and Mr. Lacerte. The executives are also granted the right to sell to the Company all or any portion of the shares of Company stock granted to him under his employment agreement or obtained through the exercise of Company-granted stock options which he owned (or to which he was entitled under an outstanding stock option or other agreement) as of the date of the change in control at a price equal to 105% of the per share price (or the equivalent thereof) paid in the transaction causing the change in control. A similar change in control agreement was executed with Mr. Lusk on the same date.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

As of the date of this proxy statement, Lighting Science Group has no option plans for its employees. On July 6, 2005, the board of directors of Lighting Science Group adopted the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan and as set forth in Proposal Three to this proxy statement.

COMPENSATION COMMITTEE REPORT

The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers and to review any related matters for the Company. The Compensation Committee is charged with reviewing with the board of directors in detail all aspects of the cash compensation for the executive officers of the Company. Stock option compensation for the executive officers is also considered by the Compensation Committee. In 2004, the Compensation Committee consisted of Mr. Harkleroad, Mr. Woodson, and Mr. Bachman.

The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company’s assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing stockholder value and ensuring the competitiveness of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years, these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and industry market conditions. However, the Compensation Committee is also mindful of the fact that several of the Company’s executive officers have entered into employment agreements in connection with their agreements to join the Company; accordingly, with respect to those executive officers, the Compensation Committee recognizes that, to a large degree, compensation for such persons is set by contract.

In general, the Compensation Committee has determined that the available forms of executive compensation should include base salary, cash bonus awards and stock awards. Performance of the Company will be a key consideration (to the extent that such performance can fairly be attributed or related to such executive’s performance), as well as the nature of each executive’s responsibilities and capabilities. The Company’s compensation philosophy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long-term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company’s compensation philosophy also will give consideration to the Company’s achievement of specified business objectives when determining executive officer compensation. The Compensation Committee will endeavor to compensate the Company’s executive officers based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

An additional objective of the Compensation Committee in determining compensation is to reward executive officers with equity compensation in addition to salary in keeping with the Company’s overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers. In making its determinations, some consideration will be given by the Compensation Committee to the existing amount of common stock already owed by such persons. The Compensation Committee believes that the award of shares of common stock represents an effective incentive to create value for the stockholders.

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer or to any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee will consider the net cost to the Company in making all compensation decisions.

Submitted by the Compensation
Committee of the Board of Directors
Donald R. Harkleroad
Robert L. Woodson, III
Robert E. Bachman

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

General

Appointment and Ratification of Turner, Stone & Company, L.L.P.

Our audit committee appointed the firm of Turner, Stone & Company, L.L.P. as our independent auditors on March 31, 2004. Turner, Stone & Company expressed an opinion on the financial statements of the Company dated December 31, 2003 and 2004. The audit committee is also requesting the firm to serve in the same capacity for the year ending December 31, 2005, and is asking you to ratify this appointment. Stockholder ratification of the appointment is not required by our bylaws or by any other applicable law. However, our board of directors and our audit committee are submitting the appointment of Turner, Stone & Company, L.L.P. to you for ratification as a matter of good corporate practice.

If you fail to ratify the appointment, our audit committee and our board of directors will reconsider whether or not to retain Turner, Stone & Company, L.L.P. Even if the appointment is ratified, our audit committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our audit committee believes that such a change would be in the best interests of the Company and the stockholders.

A representative of Turner, Stone & Company, L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees Billed to our Company by Turner, Stone & Company, L.L.P.

Pre-approval of Policies and Procedures

The audit committee adopted procedures in early 2004 for the pre-approval of all audit and non-audit services provided by the Company’s independent auditors. All services provided by Turner, Stone & Company, L.L.P. in 2004 were approved in accordance with the adopted procedures. Under the procedures, the Audit Committee has pre-approved specific audit-related and tax services, provided no individual engagement exceeds $30,000. The pre-approval requirement for all other services is waived if (i) the aggregate amount of the services constitutes no more than 5% of the total amount of revenues paid by the Company to the auditor during the fiscal year the services are provided; (ii) the services were not recognized by management to be non-audit services at the time of the engagement; and (iii) the services are promptly brought to the attention of the audit committee. There were no fees in 2004 for which the pre-approval requirement was waived.

During the fiscal year ended December 31, 2003, Turner, Stone & Company, L.L.P. provided no services to the Company because they were not employed until March 31, 2004. As a result, no fees were paid to the firm during the fiscal year ended December 31, 2003. Fees billed for services provided by Turner, Stone & Company, L.L.P. related to the fiscal years ended December 31, 2003 and 2004 were as follows:

Audit Fees

As of the date of this report, audit fees billed by Turner, Stone & Company, L.L.P. totaled $20,530 for our fiscal 2003 periods and $48,848 for the year ended 2004. Audit fees include fees for audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, and services associated with securities filings.

Non-Audit-Related Fees

No non-audit-related fees have been billed by Turner, Stone & Company, L.L.P. for any period.

Tax Fees

No tax fees have been paid to Turner, Stone & Company, L.L.P. for any period.

All Other Fees

No other fees other than those set out above have been paid to the Turner, Stone & Company, L.L.P.

Vote Required

The ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent auditors for the fiscal year ending December 31, 2004 requires the affirmative vote of the holders of a majority of the Company’s shares present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of our Board of Directors

Our Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Turner, Stone & Company, L.L.P. to serve as the Company’s independent auditors for the fiscal year ending December 31, 2005.

PROPOSAL THREE:
PROPOSAL TO ADOPT THE 2005 LIGHTING SCIENCE GROUP CORPORATION
2005 EQUITY BASED INCENTIVE COMPENSATION PLAN

GENERAL

On July 6, 2005, the Board of Directors of the Company adopted the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan (the "2005 Plan"), including reserving 5,000,000 shares of the Company’s Common Stock for issuance thereunder . The description in this Proxy Statement of the 2005 Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the 2005 Plan attached hereto as Exhibit B.

REASONS FOR THE 2005 PLAN

The purpose of the 2005 Plan is to provide a means through which the Company may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.

ADMINISTRATION OF THE 2005 PLAN

The 2005 Plan is administered by the Compensation Committee, (the “Committee”) which consists of not fewer than three independent members of the Company’s Board of Directors. See "Board Committees and Meetings." The Committee is authorized to designate recipients of Awards under the 2005 Plan, to interpret and construe the provisions of the 2005 Plan and any Awards granted thereunder, and to do all things necessary or appropriate to administer the 2005 Plan in accordance with its terms.

ELIGIBILITY

Awards may be granted to all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company.

The approximate number of individuals who are officers or employees of the Company is 15. The number of nonemployee directors of the Company is six.

COMMON STOCK AVAILABLE FOR THE PLAN

The total number of shares of Stock reserved and available for delivery in connection with Awards under the 2005 Plan, from inception, is 5,000,000. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, or the like, the number of shares subject to grant hereunder and the exercise price thereof shall be proportionately adjusted.

GRANT, TERM, AND RESTRICTIONS ON AWARDS

The Committee shall, in its discretion, determine from time to time which Employees, Officers, directors, consultants, independent contractors and other individuals will participate in the Plan and receive Awards under the Plan. The right of a participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions

In addition, the Committee may impose on any award or the exercise thereof, at the date of grant or thereafter such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

Awards granted under the 2005 Plan may include incentive stock options, which are qualified under Section 422 of the Internal Revenue Code (the "Code"), stock options other than incentive stock options, which are not qualified under Section 422 of the Code, stock appreciation rights, restricted stock, phantom stock, bonus stock and awards in lieu of obligations, dividend equivalents and other stock-based awards. A stock appreciation right entitles the recipient to receive, upon exercise thereof, the excess of the fair market value of one share of stock on the date of exercise over the grant price. Restricted stock is common stock that may not be disposed of or encumbered in any way until the periods of restriction on the stock have elapsed. Phantom stock is the right to receive stock, cash, or a combination thereof at the end of a specified deferral period. Bonus stock and awards in lieu of obligations allows the Committee to grant stock as a bonus, or to grant stock or other awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements. Dividend equivalents entitle the participant to receive cash, stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of stock, or other periodic payments. Other stock based awards grant to participants such other awards that may be denominated or payable in, or otherwise based on, or related to, stock of the Company..

The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of the Company, or any other right of a participant to receive payment from the Company. Such additional, tandem and substitute or exchange awards may be granted at any time.

Payments to be made by the Company upon the exercise of an option or other award or settlement of an award may be made in such forms as the Committee shall determine, including without limitation cash, stock, other awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any award may be accelerated, and cash paid in lieu of stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events.

PURCHASE PRICE

The purchase price for each share of common stock subject to an incentive option granted under the 2005 Plan may not be less than the greater of the par value of such share and 100% of the fair market value of such share on the date that the incentive option is granted. The purchase price for each share of Common Stock subject to a an option other than an incentive option granted under the 2005 Plan may not be less than the par value of such (but may be less than the Fair Market Value of a share of the Stock on the date of grant). The purchase price of common stock may be paid by cash, stock, other awards or awards granted under other plans of the Company, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), Awards of stock appreciation rights, restricted stock, phantom stock, bonus stock and awards in lieu of obligations, dividend equivalents and other stock-based awards are granted without a purchase price.

On July 14, 2005, the last sales price of Common Stock reported on the OTC Bulleting Board administered by the NASDAQ was $1.205.

TERMINATION OF AWARDS

Awards of incentive options granted under the 2005 Plan shall terminate with respect to any portion of the incentive option not previously exercised by an individual after ten years from the date that the incentive option is granted, unless the option terminates sooner by reason of termination of employment, disability, or death. Except as otherwise determined by the Committee, upon termination of employment during the applicable vesting period, any award that is at that time subject to additional vesting requirements shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to the award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of the award.

CERTAIN TRANSACTIONS

The 2005 Plan contains antidilution provisions applicable to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, or the like, the number of shares subject to grant under the 2005 Plan and the exercise price thereof shall be proportionately adjusted.

Upon a change in control, the Committee, shall fully accelerate the forfeiture provisions associated with all outstanding awards and, acting in its sole discretion without the consent or approval of any holder, effect one of the following alternatives with respect to options: (1) accelerate the time at which all options then outstanding may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company of all of the outstanding options held by such holders (irrespective of whether such options are then exercisable under the provisions of this Plan) as of a date, before such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such options and pay to each holder an amount of cash per share equal to the excess, if any, of the change in control price of the shares subject to such option over the exercise price(s) under such options for such shares, or (3) allow for the conversion of options into options to purchase a security of a successor to the Company.

AMENDMENTS

The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected participant, no such Committee action may materially and adversely affect the rights of such participant under such award.

TAXES

The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

Vote Required

The affirmative vote of stockholders having a majority of the voting power of all outstanding shares of our capital stock entitled to vote at the Annual Meeting is required to approve the proposal for adoption of the Lighting Science Group Corporation 2005 Equity Based Incentive Compensation Plan.

Recommendation of our Board of Directors

The board of directors believes that approval of Proposal Three is in the best interests of the Company and our stockholders for the reasons stated above. The board of directors recommends that stockholders vote “FOR” Proposal Three. Since adoption of the 2005 Plan will provide for Awards to be granted to all Directors and Executive Officers of the Company, each of the Directors and Executive Officers of the Company has an interest in, and may benefit from the adoption the 2005 Plan.

MANAGEMENT

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors of our Company as of July 20, 2005:

Name	Age	Position
Stan T. Waldrop	54	President
Philip R. Lacerte	59	Executive Vice President
J. Michael Poss	54	Executive Vice President - Legal and Director
Michael N. Lavey	47	Chief Financial Officer
K. Shane Hartman	49	Chief Information Officer and Executive Vice President

Stan T. Waldrop, 54, has served as president of the Company since October 2004. Mr. Waldrop was the founder, chairman of the board, and CEO of Telcom Global Solutions, a joint venture with Bear Stearns Merchant Banking Group. The firm was an international radio frequency engineering company that specialized in designing mobile phone networks. In 2001, the firm was sold to Flextronics International, the leading global provider of electronic manufacturing services. Prior to founding Telcom Global Solutions, Mr. Waldrop was the cofounder of TrinTel Communications, Inc. in partnership with Austin Ventures. The firm is a leading developer, owner, and operator of wireless communications towers, and it is one of the largest privately held companies in this sector in the United States. Before launching TrinTel, Mr. Waldrop was one of six founders of JPI, a fully integrated real estate firm that specializes in the acquisition, development, construction, and management of residential communities, which operates in markets throughout the United States. It is one of the country’s top developers of residential real estate.

Philip R. Lacerte, 59, has served as executive vice president of the Company since October 2004. Mr. Lacerte was a cofounder of Lacerte Software Corporation, a Dallas-based developer of professional tax preparation software used by tax preparers. The company was acquired by Intuit, Inc. in 1998 at which time Mr. Lacerte retired from the day-to-day management of the company.

J. Michael Poss, 54, has served as Executive Vice President - Legal since May, 2005 and previously served as Chief Financial Officer of the Company from May 2002 to May 2005 and as a Director of the company from 2002 through 2005. Prior to his association with the Company, Mr. Poss served as executive vice president of Zix Corporation from April 2000 through February 2002 where he was involved in sales, marketing, investor relations, and the negotiation of strategic alliance agreements with industry-leading partners. Prior to moving to Zix Corporation, Mr. Poss held the position of chief financial officer of The Perot Group, the family office operation of Ross Perot. Before joining Mr. Perot in 1979, Mr. Poss worked for Arthur Young & Company. He was awarded his Certified Public Accountant designation in 1978, and he received a Bachelor of Business Administration degree from the University of Texas at Austin in 1973. Mr. Poss is also a licensed attorney, having graduated from the University of Texas Law School in 1976.

Michael N. Lavey, 47, joined us as Chief Financial Officer in May 2005. Prior to joining our company, Mr. Lavey consulted at Alliance Data Systems Corporation on Sarbanes-Oxley matters from October 2004 through May 2005. Previously, Mr. Lavey served at MetroPCS, Inc. as Vice President and Controller from January 2004 to October 2004 and also served as Interim Chief Financial Officer from March 2004 until May 2004. Mr. Lavey served from May 2002 to November 2003 as Vice President - Controller for VarTec Telecom, a nationwide provider of long distance and local telephone service. Mr. Lavey served as Vice President - Corporate Controller for Excel Communications from January 2000 until its acquisition by VarTec in April 2002.

K. Shane Hartman. Mr. Hartman was named chief information officer and executive vice president of the Company effective November 15, 2000. Prior to joining the Company, Mr. Hartman accumulated 20 years of business experience in the information technology industry, having served with Perot Systems from June 1996 until November 2000 where he held several senior management positions, most recently as Chief Technologist. Previously, Mr. Hartman served as Chief Architect for Programmability at Lotus Development Corporation. He is an alumnus of the Massachusetts Institute of Technology.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of July 6, 2005, by:

•	each person who is known by us to beneficially own more than five percent of our common stock;

•	each of our directors at that date and nominees and named executive officers; and

•	all directors and officers as a group.

	Shares Beneficially Owned (1)
Name and Address of Beneficial Owner (2)	Number	Percent
Directors and Officers
Robert E. Bachman (3)	472,708	*
John A. Collingwood (4)	3,697,595	6.7%
Donald R. Harkleroad (5)	810,711	1.5%
K. Shane Hartman (15)	1,239,941	2.3%
Philip R. Lacerte	3,717,202	6.8%
Michael N. Lavey	-	*
Ronald E. Lusk (7)(15)	6,298,683	11.4%
Fredric S. Maxik (8)(15)	192,250	*
Robert M. McMonigle	138,796	*
J. Michael Poss (15)	1,549,016	2.8%
Daryl N. Snadon (9)	1,427,674	2.6%
Stan T. Waldrop (11)	2,855,834	5.2%
Robert L. Woodson, III	510,665	*
Kathryn D. Fuller (14)(15)
All Directors and Officers as a Group	22,911,074	41.0%
Certain Stockholders
AG Offshore Convertibles Ltd. (12)	4,593,750	7.7%
Ed Lanier (13)	3,494,298	6.4%

*	Indicates ownership of less than 1% of our common stock.
(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)	Unless otherwise indicated, the address of each person in the above table is Lighting Science Group Corporation 2100 McKinney Avenue Suite 1555, Dallas, TX 75201.
(3)
Includes 41,652 shares of common stock issuable upon conversion of 10,413 shares of 6% Preferred Stock and 61,239 shares of common stock issuable upon exercise of warrants. Includes 472,708 shares of common stock held by USGT Investors L.P. Mr. Bachman is controlling shareholder in the sole corporate general partner of USGT Investors, L.P. and may be deemed to have voting and/or investment power with respect to the shares owned by USGT Investors, L.P.

(4)	Includes 18,752 shares of common stock issuable upon conversion of 4,688 shares of 6% Preferred Stock and 14,063 shares of common stock issuable upon exercise of warrants.
(5)
Includes 62,500 shares of common stock issuable upon conversion of 15,625 shares of 6% Preferred Stock and 92,876 shares of common stock issuable upon exercise of warrants. Includes 655,335 shares of common stock held by the Bristol Company. Mr. Harkleroad is sole shareholder of the Bristol Company and may be deemed to have sole voting and/or investment power with respect to the shares owned by the Bristol Company.

(6)	Includes 41,496 shares of common stock issuable upon conversion of 10,374 shares of 6% Preferred Stock and 61,122 shares of common stock issuable upon exercise of warrants.
(7)
Includes 50,000 shares of common stock issuable upon exercise of warrants. Includes 5,586,375 shares of common stock held by the Ronald E. Lusk Revocable Trust. Mr. Lusk is the trustee of the Ronald E. Lusk Revocable Trust and may be deemed to have voting and/or investment power with respect to the shares owned by the Ronald E. Lusk Revocable Trust.

(8)	Includes 30,000 shares of common stock issuable upon exercise of warrants.
(9)	Includes 116,952 shares of common stock issuable upon conversion of 29,238 shares of 6% Preferred Stock and 217,715 shares of common stock issuable upon exercise of warrants.
(10)	Includes 30,000 shares of common stock issuable upon exercise of warrants.
(11)
Includes 30,000 shares of common stock issuable upon exercise of warrants. Includes 1,504,167 shares of common stock held by Greenfield Capital V L.P. Mr. Waldrop is the sole partner in Greenfield Capital V L.P. and may be deemed to have voting and/or investment power with respect to the shares owned by Greenfield Capital V L.P. Also includes 196,667 shares of common stock held by SDW Investments Ltd. Mr. Waldrop is trustee of SDW Investments Ltd. and may be deemed to have sole voting and/or investment power with respect to the shares owned by SDW Investments Ltd.

(12)	Includes 2,625,000 shares of common stock issuable upon conversion of 656,250 shares of 6% Preferred Stock and 1,968,750 shares of common stock issuable upon exercise of warrants.
(13)	Includes 31,252 shares of common stock issuable upon conversion of 7,813 shares of 6% Preferred Stock and 23,437 shares of common stock issuable upon exercise of warrants.
(14)	Ms. Fuller resigned in May of 2005.
(15)
Pursuant to the terms of their employment agreement, individual had (or has, in the case of Mr. Maxik) the ability to elect to receive salary and other forms of cash compensation in the form of equity securities of Lighting Science Group.

AUDIT COMMITTEE REPORT

The information contained in this section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The following is the report of the audit committee with respect to our Company’s audited financial statements for the fiscal year ended December 31, 2004, included in our Company’s Annual Report on Form 10-KSB, for that year.

Review with Management

The audit committee has reviewed and discussed these audited financial statements with management of the Company.

Review and Discussions with Independent Auditors

The audit committee has discussed with the Company’s independent auditors Turner, Stone & Company, L.L.P. the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The audit committee has received the written disclosures and the letter from Turner, Stone & Company, L.L.P. required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, and has discussed with Turner, Stone & Company, L.L.P. the independence of Turner, Stone & Company, L.L.P., from the Company.

Conclusion

Based on the review and discussions referred to above in this report, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB, for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the Audit
Committee of the Board of Directors
Robert E. Bachman
Daryl N. Snadon
Donald R. Harkleroad

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Loans to Lighting Science Group; Issuance of Warrants to Directors

At a meeting of the Board of Directors of Lighting Science Group held on March 30, 2005, certain individual members of our board of directors and members of senior management agreed to loan Lighting Science Group an aggregate of $340,000 on a short-term basis pursuant to the terms of promissory notes from Lighting Science Group and in favor of each of the individual lenders. The members of the board who agreed to loan Lighting Science Group funds and the amounts loaned by each individual are as follows: John Collingwood - $100,000, Ronald Lusk - $30,000, Stan Waldrop - $30,000, Phil Lacerte - $30,000, Robert E. Bachman - $30,000, Donald R. Harkleroad - $30,000, Robert L. Woodson, III - $30,000, Daryl Snadon - $30,000, and the Phibian S Trust - $30,000. Ronald Lusk loaned Lighting Science Group an additional $15,000 on April 29, 2005 and $5,000 on May 2, 2005, respectively. Daryl Snadon loaned us an additional $100,000 on May 3, 2005 and Don Harkleroad loaned us an additional $16,000 on May 6, 2005. The board members and officers who loaned Lighting Science Group funds in this transaction are collectively referred to as the Lenders. Proceeds from each of the loans were used to fund our continuing operating expenses, including salaries, legal and accounting fees, and for working capital purposes and other contingencies. Pursuant to the terms of the notes issued by us to each Lender, we have: (i) paid interest to each Lender at a rate of 9.50% per annum; (ii) paid a 10% commitment fee to each Lender and (iii) issued a warrant to each Lender for the purchase of 30,000 shares of our common stock (or 100,000 shares in the case of Mr. Collingwood, 130,000 shares in the case of Mr. Snadon, 46,000 shares in the case of Mr. Harkleroad and 50,000 shares in the case of Mr. Lusk) for a total of 476,000 shares. The principal and interest due on the notes were due on May 30, 2005. A total of $300,086 of such loans, including accrued interest and commitment fees of $24,086, were converted to Preferred Stock in the private placement described on page 2 of this Prospectus and the remaining $200,000 of such loans were repaid from proceeds of the private placement.

The warrants issued to the Lenders for the purchase of 460,000 shares of our common stock are exercisable at $1.50 per share. Eight warrants vested for 30,000 shares of common stock on the date of issuance, April 20, 2005. One warrant vested for 100,000 shares of common stock on the date of issuance, April 20, 2005. On April 29, 2005 and May 2, 2005, we issued warrants for 15,000 and 5,000 shares of common stock, respectively, to Mr. Lusk. On May 3, 2005, we issued a warrant for 100,000 shares of common stock to Mr. Snadon and on May 6, 2005, we issued a warrant for 16,000 shares to Mr. Harkleroad. All such warrants vested on the date of issuance. The warrants have anti-dilution and exercise price adjustment provisions for dividends and stock splits. Each warrant expires five years from the date of issuance.

Reverse Stock Split

On August 20, 2004, our shareholders approved a proposal by management to undertake a reverse split of the shares of our common stock in the ratio of one share of new common stock for every 16 shares of old common stock. All per-share amounts in the accompanying consolidated financial statements have been retroactively adjusted for the reverse split of Lighting Science Group’s shares. All other references to shares of our common stock in this Prospectus and in the accompanying consolidated financial statements have been retroactively adjusted to a post reverse-split basis unless otherwise noted.

Acquisition of Lighting Science, Inc.

On June 1, 2004, we acquired Lighting Science, Inc. by purchasing all of that corporation’s outstanding stock in exchange for 4,796,276 shares of common stock and Lighting Science Group’s obligation to issue up to an additional 4,499,965 shares of common stock upon the satisfaction of certain conditions under the stock purchase agreement. Two of the persons nominated for election to our board of directors, Fredric Maxik and John Collingwood, had significant relationships with Lighting Science, Inc. Mr. Maxik was the chief executive officer of Lighting Science, Inc. and the co-trustee of a trust that was a major stockholder of Lighting Science, Inc. Mr. Collingwood was also a major stockholder of Lighting Science, Inc. As part of the acquisition of Lighting Science, Inc., Lighting Science Group agreed to use its best efforts to cause the election of Mr. Maxik and Mr. Collingwood to Lighting Science Group’s board of directors. The acquisition of Lighting Science, Inc. was previously disclosed on Lighting Science Group’s Form 8-K filed with the Securities and Exchange Commission on June 15, 2004. As part of the acquisition Mr. Maxik entered into an employment agreement with Lighting Science Group. Also, as a part of the acquisition Lighting Science, Inc., Lighting Science Group executed a promissory note in favor of Phibian S. Trust, a trust controlled at the time by Mr. Maxik, its then co-trustee. The note is in the principal amount of $200,000, does not bear interest and is payable in 36 equal monthly installments beginning in the month following the month that the Lighting Science Group generates revenue of $10,000 or more.

Note to Phibian S Trust

After the acquisition of Lighting Science, Inc. by our predecessor entity, The Phoenix Group, we owed a balance of $175,000 to Phibian S Trust, a revocable trust for the benefit of the children of Fredric Maxik. At such time, the trust was controlled by Mr. Maxik who was co-trustee of the trust. On July 2, 2004, Maxik resigned his position as co-trustee. Currently, Maxik exercises no control over the trust, and has informed us that he disclaims all beneficial ownership in the trust. The note was issued by Lighting Science, Inc. to the trust in exchange for the assignment of certain provisional patents and intellectual property that formed the basis for the acquisition of Lighting Science, Inc. by Lighting Science Group. Lighting Science Group is obligated to pay the principal by making 36 equal monthly installments beginning on the fifteenth day of the month following the first full month that we begin generating revenue in the amount of $10,000 or more, as determined in accordance with generally accepted accounting principles.

We made an advance payment to the trust on this note in the amount of $25,000 in October 2004. $25,000 of the note has been classified as a current liability. This note provides for no interest. However, under generally accepted accounting principles, an amount of interest should have been imputed. Such amount was not material.

Note Payable to Trust of Stockholder and Chairman Ronald E. Lusk/ Conversion of Note and Exercise of Conversion Option of Series A Preferred Stock

We were obligated under the terms of a line of credit agreement to Match, Inc. outstanding in the amount of $1,851,299 principal balance and $315,554 in accrued interest at December 31, 2004. Ronald E. Lusk, Chairman of Lighting Science Group, controls Match, Inc. as Trustee of the Ronald E. Lusk Revocable Trust. The line of credit agreement with Match, Inc. was available up to a limit of $2 million; bearing interest at prime plus 1 % on the note balance and prime plus 2% on any unpaid interest amounts; was due on demand and was unsecured.

Match, Inc. was the sole holder of all of the issued and outstanding Series A Senior Convertible Preferred Stock.

We entered into an agreement with Ronald E. Lusk, on April 12, 2005, to convert the debt owned by Match, Inc. into shares of common stock. Additionally, Match, Inc. gave notice to Lighting Science Group that pursuant to conversion rights contained in the Certificate of Rights, Preferences and Powers of Series A Senior Convertible Preferred Stock and Series B Preferred Stock, that Match, Inc. elected to convert all the issued and outstanding shares of Series A Preferred Stock owned by it and controlled by Mr. Lusk into shares of common stock. The board of directors had previously concluded that the nature of our outstanding debt and Series A preferred stock was inconsistent with its best interests. Our financial advisor and its investment-banking representative had both advised that the outstanding debt and preferred stock should be eliminated through conversion into common stock. As a result of that advice, a special committee of independent directors consisting of Directors Robert E. Bachman, Donald R. Harkleroad, and Robert L. Woodson, III was formed on March 14, 2005 to evaluate the proposal submitted by Mr. Lusk to convert the preferred stock and the debt to shares of common stock.

On July 25, 1994, Lighting Science Group sold 533,333 shares of 8% cumulative Series A Senior Convertible Preferred Stock with cumulative dividends of $0.30 per annum for each share and conversion rights to common stock at a price of $3.75 per share, or a total of $2 million. At the date of the preferred stock Conversion Notice submitted by Match, Inc., these shares were owned by Match, Inc., a company owned by the Ronald E. Lusk Revocable Trust. Mr. Lusk serves as the trustee of the trust. No dividends had been paid with respect to this class of stock. At the date of the agreement, the cumulative unpaid dividend with respect to the preferred stock was $1,670,685. Thus, the total liquidation preference of the preferred stock was $3,670,685 as of March 30, 2005.

An anti-dilution provision contained in the certificate of designation provided for an adjustment to the stated conversion price of $3.75 per share based upon subsequent issuances of common stock. The special committee determined that the adjusted conversion price of the preferred stock was $0.199 per share. The special committee then took note of the fact that for the month of March 2005, the closing prices for the common stock had ranged between $1.48 and $1.90 per share. The proposal submitted by Mr. Lusk offered to set the conversion price at $1.725 per share, which represented the five-day average closing price as of March 15, 2005. Thus, the number of shares into which the preferred stock and the cumulative dividend would be convertible was equal to 2,127,933 ($3,670,685 / $1.725) under the proposal presented by Mr. Lusk. The committee also noted that the trading range for the stock at the end of the month of March was closer to the lower end of the range ($1.48) at the time that the analysis was being completed. The special committee reported the results of its analysis to the board.

We were also obligated under the terms of a credit agreement by and between Match, Inc. and Iatros Health Network, Inc., a predecessor entity to Lighting Science Group, to repay the amount of $2,192,524 as of the date of the debt conversion agreement. Pursuant to the ownership structure described above, Mr. Lusk also controlled this note. The credit agreement with Match, Inc. provided for interest at the prime rate plus 1% on the note balance and prime plus 2% on any unpaid interest amounts and that the note was due on demand and was secured by all the assets of Lighting Science Group. In this situation, Mr. Lusk proposed to reduce the amount of the accrued interest by $250,000. Using the same conversion price of $1.725, the total of $1,942,524 ($2,192,524 - $250,000) due on the line of credit would be convertible into 1,126,101 shares of common stock of Lighting Science Group. The special committee reported the results of its analysis of the credit agreement to the board of directors.

The board of directors (with Mr. Lusk abstaining and one director absent) reviewed the analysis prepared by the special committee. Based upon the conversion price of $1.725 per share offered by Mr. Lusk with respect to both the conversion of the preferred stock and the conversion of the debt, as well as the proposal by Mr. Lusk to reduce the accrued interest on the line of credit by $250,000, the board concluded that the offer was fair to Lighting Science Group and voted to approve the transactions contained in the proposal from Mr. Lusk. The shares of common stock issued in settlement of this preferred stock and credit agreement totaled 3,254,034 and were issued on May 5, 2005.

Loan from Stockholder and Chairman Ronald E. Lusk

On November 25, 2003 Ronald Lusk, the chairman of Lighting Science Group, advanced $50,000 to Lighting Science Group for purposes of meeting general and administrative expenses. The loan provided for interest at a rate of prime plus 1%. Mr. Lusk elected to forego any interest that was otherwise due with respect to the loan. No interest on the loan had previously been recorded by Lighting Science Group. Any such interest would not have been material. During 2004, Mr. Lusk advanced Lighting Science Group an additional $29,541 for general corporate purposes. During the third quarter of 2004, Lighting Science Group repaid the outstanding balances on these advances.

Office Lease with Stockholder and Director Daryl N. Snadon

We previously leased our executive offices from a partnership consisting of Daryl N. Snadon, a member of our board of directors, and two other individuals. Our former, long-term lease with this partnership was terminated in connection with our bankruptcy. When we emerged from bankruptcy, we entered into an oral lease agreement with Mr. Snadon’s partnership to lease our executive offices on a month-to-month basis. Under the agreement, the landlord agreed to accept shares of our common stock in lieu of cash payments for rent. To date, all amounts owed by us under our lease have been paid by issuing shares of common stock to the members of the partnership, including 682,684 shares to Mr. Snadon. No further commitment remains under this agreement, and no additional stock is required to be issued.

Service Agreement with Shareholder

On November 13, 2004, we moved our executive offices from Richardson, Texas to Dallas, Texas where we occupy excess office space that is leased by an institutional shareholder of Lighting Science Group who also serves as a financial adviser. The shareholder allows us to occupy the space on a rent-free basis during the terms of the financial services agreement. Such free rent was not material in 2004. For services rendered as financial advisor, we issued a warrant to purchase 63,984 shares of our common stock in conjunction with our private placement of preferred shares on May 12, 2005.

Employment Agreements

We entered into three-year employment agreements with each of Messrs. Lusk, Poss and Hartman, and Ms. Fuller during fiscal years 1999, 2000, 2002 and 2002, respectively. Ms. Fuller resigned from the Company in May 2005 and is no longer an employee. On June 1, 2004, we entered into a similar agreement with Mr. Maxik upon the acquisition of Lighting Science, Inc. Upon completion of the initial three-year terms, each agreement has automatically renewed for successive one-year periods. We may terminate an agreement as of any renewal date of such agreement upon 90 days advance written notice to the subject employee. In addition, we may terminate an agreement upon the death or disability of the employee or upon just cause. In the event an agreement is terminated by us without cause or by the employee upon a change in control of Lighting Science Group, we are obligated to pay the compensation that the employee would otherwise be entitled to receive had the agreement not been terminated. Under their agreements, Mr. Lusk, Mr. Maxik and Mr. Poss were entitled to receive a base annual salary of $250,000. In addition, upon execution of the agreements, Mr. Lusk was issued 31,250 shares of common stock in March 2000, Mr. Poss was issued 312,500 shares of common stock in May 2004 and we issued Mr. Maxik 156,250 shares of common stock in August 2004. Under Mr. Hartman’s agreement, he was initially entitled to receive a base annual salary of $200,000. Upon execution of his agreement, Mr. Hartman was issued 31,250 shares of common stock in December 2000. Under Ms. Fuller’s agreement, she was entitled to receive a base annual salary of $100,000. Upon execution of her agreement, Ms. Fuller was issued 37,500 shares of common stock in March 2002. Previously, under all of the employment agreements, certain of the compensation owed to the employees was payable by us through the issuance of shares of Lighting Science Group’s common stock. This compensation was not paid. We did pay stay bonuses in recognition of the work performed to allow us to emerge from bankruptcy, pursuant to which Mr. Lusk was issued 555,502 shares of common stock, Mr. Poss was issued 365,269 shares of common stock, Mr. Hartman was issued 400,289 shares of common stock, and Ms. Fuller was issued 619,479 shares of common stock. The employment agreements of Messrs. Lusk, Poss and Hartman were amended effective May 7, 2004, to remove the provision regarding the payment of compensation through the issuance of shares of our common stock. Effective May 29, 2004, the base salaries of these officers as set forth in their employment agreements were amended, as follows: Mr. Poss, $90,000, and Mr. Hartman, $150,000. Pursuant to the terms of his employment agreement, Mr. Maxik is also entitled to elect to receive his compensation in shares of our common stock.

On October 12, 2004, we entered into 3 year employment and change in control agreements with Mr. Waldrop and Mr. Lacerte. The terms of the employment agreements provide for annual compensation of $225,000. However, Mr. Waldrop and Mr. Lacerte elected to defer the first year of salary so that additional funds could be committed to product development. The terms of the change in control agreements provide that in the event of a change in control, as defined, a single sum cash payment equal to two and one-half (2-1/2) times the executive's average annual compensation (including base salary and bonuses) paid to him in cash during the thirty-six (36) month period immediately preceding the date on which the change in control occurred shall be paid to each of Mr. Waldrop and Mr. Lacerte. The executives are also granted the right to sell to the Company all or any portion of the shares of Company stock granted to him under his employment agreement or obtained through the exercise of Company-granted stock options which he owned (or to which he was entitled under an outstanding stock option or other agreement) as of the date of the change in control at a price equal to 105% of the per share price (or the equivalent thereof) paid in the transaction causing the change in control. A similar change in control agreement was executed with Mr. Lusk on the same date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our board of directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which requires them to file reports with respect to their ownership of our common stock and their transactions in our common stock. Based upon the copies of Section 16(a) reports which we received for fiscal year 2004 transactions in our common stock and their common stock holdings, we believe that all reporting requirements under Section 16(a) for that fiscal year were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

OTHER MATTERS

Annual Report

A copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2004 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

Form 10-KSB

We filed an annual report on Form 10-KSB, as amended, with the Securities and Exchange Commission on or about May 25, 2005. A copy of this report is included herewith. You may obtain a copy of that report, without charge, by writing to Investor Relations at Lighting Science Group Corporation., 2100 McKinney Avenue, Suite 1555, Dallas, Texas 75201.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 22, 2005. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

J. Michael Poss
Executive Vice President - Legal
Dallas, Texas

Exhibit A

LIGHTING SCIENCE GROUP CORPORATION
AUDIT COMMITTEE CHARTER

LIGHTING SCIENCE GROUP CORPORATION

AUDIT COMMITTEE CHARTER

I. PURPOSE

The purpose of the Audit Committee of the Board of Directors is to assist the Board in its oversight of (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the independent auditors, and (iv) the performance of the Company’s independent auditors.

The Audit Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of the Company’s financial statement.

II. ORGANIZATION

The Committee shall consist of a minimum of three independent directors. Members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Corporate Governance Committee and may be removed by the Board of Directors in its discretion. All members of the Committee shall satisfy the standards for independence established by the NASD and the Securities and Exchange Commission.

All members of the Audit Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member shall be "an Audit Committee financial expert," as defined by the Securities and Exchange Commission.

III. STRUCTURE AND MEETING

The Committee shall meet on a quarterly basis to review the Company’s Form 10-Q, annually to review the Company’s Form 10-K before they are filed with the Securities and Exchange Commission, and annually to meet with the independent auditors, and more frequently as circumstances dictate in order to accomplish the purposes and goals set forth in this Charter. Committee meetings and communications shall be either in person or by conference telephone call.

The chairperson of the Audit Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

Minutes shall be prepared for each meeting of the Committee, which minutes shall be submitted to the Committee for approval at a later meeting. The minutes of all meetings of the Committee shall be sent to all independent Board members and the Secretary of the Company for filing.
IV. GOALS AND RESPONSIBILITIES

The Audit Committee shall have the following authority and responsibilities:

1.
The Committee shall have the sole authority and responsibility to select, evaluate and, if necessary, replace the independent auditors. The Committee shall have the sole authority to approve all audit engagement fees and terms, and the Committee, or a member of the Committee, must pre-approve any non-audit services provided to the Company by the Company’s independent auditors, and related fees. The Committee shall recommend, for stockholder approval, the independent auditors to examine the Company’s accounts, controls and financial statements, as a matter of good business practice.

2.
The Committee shall ensure that it receives from the independent auditors all written disclosures and letters required by Independence Standards Board Standard 1 delineating all relationships between the independent auditors and the Company. The Committee shall discuss with the Company’s independent auditors their independence, including any disclosed relationships or services that may impact the auditors’ objectivity and independence. If deemed appropriate by the Committee, the Committee may take, or recommend that the Board take, appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence. The Committee shall also confirm with the Company’s independent auditors that the independent auditors rotate (a) the lead (or coordinating) audit partner of the audit team as well as the concurring or reviewing partner at least once every five years and (b) any other audit team members within any applicable period required under Regulation S-X under the Securities Act and the Exchange Act. Additionally, in order to ensure continuing auditor independence, the Committee shall periodically consider whether to rotate the independent audit firm itself.

3.
To review with management and the independent auditors the annual audited financial statements and quarterly financial statements, including matters required to be discussed under applicable legal requirements and regulatory requirements of the NASD and the Securities and Exchange Commission.

4.
To discuss with management and the independent auditors, as appropriate, earnings press releases and financial information provided to analysts and to rating agencies. However, it is the policy of the Company not to give guidance to analysts.

5.
To discuss with management and the independent auditors, as appropriate, any audit problems or difficulties and management's response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

6.
To review with management and the independent auditors, as appropriate, the Company’s financial reporting and accounting standards and principles, significant changes in such standards or principles, or in their application, and the key accounting estimates affecting the Company’s financial statements, including alternatives to, and the rationale for, the decisions made.

7.
To review with the Chief Executive Officer and the Chief Financial Officer and the independent auditors, , the Company’s internal system of accounting and financial controls, and to ascertain that the Company is in compliance with applicable law and the NASD requirements.

8.
To obtain and review at least annually a formal written report from the independent auditors delineating: the auditing firm’s internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditors independence, the Committee will review at least annually all relationships between the independent auditors and the Company.

9.	To prepare and publish an annual committee report in the Company’s Proxy Statement.

10.	To set policies for the hiring of employees or former employees of the Company’s independent auditors.

11.
The Committee shall establish procedures for the receipt, retention and treatment of complaints received from Company employees regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

12.
The Committee shall meet separately at least annually with (i) management, (ii) the corporate audit staff (iii) the outside internal auditing company, if one is retained, and (iv) the Company’s independent auditors.

V. COMMITTEE RESOURCES

The Committee shall have authority to retain such counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

VI. PERFORMANCE EVALUATION

The Committee shall report its recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VII. DISCLOSURE OF CHARTER

The Committee will cause the Company to (i) maintain copies of this Charter and the Audit Committee’s Key Practices (ii) indicate in its annual report that such information is available in printed form upon request, and (iii) include this Charter in public flings that may require such inclusion.

Exhibit B

LIGHTING SCIENCE GROUP CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

TABLE OF CONTENTS

1. Purpose

2. Definitions

3. Administration.
(a)	Authority of the Committee
(b)	Manner of Exercise of Committee Authority
(c)	Limitation of Liability

4. Stock Subject to Plan.
(a)	Overall Number of Shares Available for Delivery
(b)	Application of Limitation to Grants of Awards
(c)	Availability of Shares Not Delivered under Awards
(d)	Stock Offered

5. Eligibility; Per Person Award Limitations

6. Specific Terms of Awards.
(a)	General
(b)	Options
(c)	Stock Appreciation Rights
(d)	Restricted Stock
(e)	Phantom Stock
(f)	Bonus Stock and Awards in Lieu of Obligations
(g)	Dividend Equivalents
(h)	Other Stock-Based Awards

7. Certain Provisions Applicable to Awards.
(a)	Stand-Alone, Additional, Tandem, and Substitute Awards
(b)	Term of Awards
(c)	Form and Timing of Payment under Awards; Deferrals
(d)	Exemptions from Section 16(b) Liability
(e)	Non-Competition Agreement

8. Performance and Annual Incentive Awards.
(a)	Performance Conditions
(b)	Performance Awards Granted to Designated Covered Employees
(c)	Annual Incentive Awards Granted to Designated Covered Employees
(d)	Written Determinations
(e)	Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code

9. Recapitalization or Reorganization.
(a)	Existence of Plans and Awards
(b)	Subdivision or Consolidation of Shares
(c)	Corporate Restructuring
(d)	Change in Control Price
(e)	Non-Option Awards
(f)	Additional Issuances
(g)	Restricted Stock Awards

10. General Provisions.
(a)	Transferability.
(b)	Taxes
(c)	Changes to this Plan and Awards
(d)	Limitation on Rights Conferred under Plan
(e)	Unfunded Status of Awards
(f)	Nonexclusivity of this Plan
(g)	Payments in the Event of Forfeitures; Fractional Shares
(h)	Severability
(i)	Governing Law
(j)	Conditions to Delivery of Stock
(k)	Plan Effective Date and Stockholder Approval

LIGHTING SCIENCE GROUP CORPORATION

2005 EQUITY-BASED COMPENSATION PLAN

1.  Purpose

The purpose of the Lighting Science Group Corporation 2005 Equity-Based Compensation Plan (the “Plan”) is to provide a means through which Lighting Science Group Corporation, a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Phantom Stock Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2.  Definitions

For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)  “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(b)  “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

(c)  “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(d)  “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)  “Board” means the Company’s Board of Directors.

(f)  “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

(g)  “Change in Control” means the occurrence of any of the following events:

(i)  The agreement to acquire or the completion of a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act by any individual, entity or group (within the meaning of section 13(d)3 or 14(d)(2) of the Exchange Act)) (a “Person”), of 35% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)  A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members constituting the Board prior to the date of the appointment or election; or

(iii)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h)  “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.

(i)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)  “Committee” means the Compensation Committee of the Board of Directors or a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.

(k)  “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.

(l)  “Disability” means, as determined by the Board in the sole discretion exercised in good faith of the Board, a physical or mental impairment of sufficient severity that either the Participant is unable to continue performing the duties he performed before such impairment or the Participant’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the participant’s employment or participation as a member of the Board.

(m)  “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(n)  “Effective Date” means September 1, 2005.

(o)  “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

(p)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(q)  “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(r)  “Fair Market Value” means, for a particular day:

(i)  if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

(ii)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. (“NASDAQ”) National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

(iii)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

(iv)  if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefore are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v)  if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefore are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

(s)  “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(t)  “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

(u)  “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(v)  “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(w)  “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(x)  “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

(y)  “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(z)  “Phantom Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(aa)  “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162-27 under section 162(m) of the Code.

(bb)  “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(cc)  “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(dd)  “Rule 701” means Rule 701, promulgated by the Securities and Exchange Commission under the Securities Act, as from time to time in effect and applicable to the Plan and Participants.

(ee)  “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(ff)  “Stock” means the Company’s Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

(gg)  “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

(hh)  “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

3.  Administration.

(a)  Authority of the Committee

This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Phantom Stock Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b)  Manner of Exercise of Committee Authority

At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

(c)  Limitation of Liability

The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4.  Stock Subject to Plan.

(a)  Overall Number of Shares Available for Delivery

Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan, from inception, is 5,000,000.

(b)  Application of Limitation to Grants of Awards

No Award may be granted if (i)(A) the number of shares of Stock to be delivered in connection with such Award or, (B) in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)  Availability of Shares Not Delivered under Awards

Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d)  Stock Offered

The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

5.  Eligibility; Per Person Award Limitations

Awards may be granted under this Plan only to Eligible Persons. In each fiscal year during any part of which this Plan is in effect, a Covered Employee may not be granted Awards relating to more than 500,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, and in the case of Awards the value of which is not directly related to the value of the Stock, Awards the value of which at the time of payment exceeds $500,000.

6.  Specific Terms of Awards.

(a)  General

Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)  Options

The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)  Exercise Price

Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant, and the exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the date of grant).

(ii)  Time and Method of Exercise

The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

(iii)  ISOs

The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c)  Stock Appreciation Rights

The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)  Right to Payment

An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (B) the grant price of the SAR as determined by the Committee.

(ii)  Rights Related to Options

A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(A)  A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B)  Upon the exercise of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)  the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by

(2)  the number of shares as to which that Stock Appreciation Right has been exercised.

(iii)  Right Without Option

A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(A)  Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(B)  Each Award agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(C)  Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.

(D)  Each Stock Appreciation Right shall entitle a participant, upon exercise thereof, to receive payment of an amount determined by multiplying:

(1)  the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by

(2)  the number of shares as to which the Stock Appreciation Right has been exercised.

(iv)  Terms

The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

(d)  Restricted Stock

The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)  Grant and Restrictions

Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)  Forfeiture

Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)  Certificates for Stock

Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)  Dividends and Splits

As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)  Phantom Stock

The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i)  Award and Restrictions

Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Phantom Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii)  Forfeiture

Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

(iii)  Dividend Equivalents

Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Phantom Stock shall be either (A) paid with respect to such Phantom Stock on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Phantom Stock and the amount or value thereof automatically deemed reinvested in additional Phantom Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)  Bonus Stock and Awards in Lieu of Obligations

The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g)  Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)  Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h).

7.  Certain Provisions Applicable to Awards.

(a)  Stand-Alone, Additional, Tandem, and Substitute Awards

Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b)  Term of Awards

The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(c)  Form and Timing of Payment under Awards; Deferrals

Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(d)  Exemptions from Section 16(b) Liability

It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

(e)  Non-Competition Agreement

Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant’s employment with the Company and its Subsidiaries as determined by the Committee.

8.  Performance and Annual Incentive Awards.

(a)  Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.

(b)  Performance Awards Granted to Designated Covered Employees

If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i)  Performance Goals Generally

The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)  Business and Individual Performance Criteria

(A)  Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

(B)  Individual Performance Criteria

The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

(iii)  Performance Period; Timing for Establishing Performance Goals

Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

(iv)  Performance Award Pool

The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

(v)  Settlement of Performance Awards; Other Terms

After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c)  Annual Incentive Awards Granted to Designated Covered Employees

If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

(i)  Annual Incentive Award Pool

The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)  Potential Annual Incentive Awards

Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

(iii)  Payout of Annual Incentive Awards

After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

(d)  Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

(e)  Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.  Recapitalization or Reorganization.

(a)  Existence of Plans and Awards

The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)  Subdivision or Consolidation of Shares

The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i)  If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii)  If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii)  Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv)  Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

(c)  Corporate Restructuring

If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, shall fully accelerate the forfeiture provisions associated with all outstanding Awards and, acting in its sole discretion without the consent or approval of any holder, effect one of the following alternatives with respect to Options: (1) accelerate the time at which all Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company of all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) allow for the conversion of Options into options to purchase a security of a successor to the Company.

(d)  Change in Control Price

The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e)  Non-Option Awards

In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(f)  Additional Issuances

Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(g)  Restricted Stock Awards

Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, all Stock awarded to the holder pursuant to a Restricted Stock Award shall fully vest and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date.

10.  General Provisions.

(a)  Transferability.

(i)  Permitted Transferees

The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Award or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

(ii)  Qualified Domestic Relations Orders

An Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii)  Other Transfers

Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv)  Effect of Transfer

Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v)  Procedures and Restrictions

Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefore in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi)  Registration

To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b)  Taxes

The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c)  Changes to this Plan and Awards

The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(d)  Limitation on Rights Conferred under Plan

Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e)  Unfunded Status of Awards

This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f)  Nonexclusivity of this Plan

Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g)  Payments in the Event of Forfeitures; Fractional Shares

Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)  Severability

If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i)  Governing Law

All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any choice of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(j)  Conditions to Delivery of Stock

Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Phantom Stock Award payable in Stock, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any Restricted Stock Award or Phantom Stock Award payable in Stock, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

(k)  Plan Effective Date and Stockholder Approval

This Plan has been adopted by the Board and by the stockholders of the Company effective as of September 1, 2005.

LIGHTING SCIENCE GROUP CORPORATION
PROXY

Annual Meeting of Stockholders, August 23, 2005

This Proxy is Solicited on Behalf of the Board of Directors of
LIGHTING SCIENCE GROUP CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 23, 2005 and the Proxy Statement and appoints Ronald E. Lusk and J. Michael Poss, and each of them, the proxies of the undersigned, with full power of substitution, to vote all shares of common stock of LIGHTING SCIENCE GROUP CORPORATION (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2005 Annual Meeting of Stockholders of the Company to be held in Dallas, Texas at 2100 McKinney Avenue, Suite 1550, on August 23, 2005 at 2:00 p.m. Central time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

	FOR	WITHHOLD AUTHORITY TO VOTE	FOR ALL EXCEPT (See instructions below)
Robert E. Bachman	[____________]	[____________]	[____________]
John A. Collingwood	[____________]	[____________]	[____________]
Donald R. Harkleroad	[____________]	[____________]	[____________]
Ronald E. Lusk	[____________]	[____________]	[____________]
Dr. Fredric S. Maxik	[____________]	[____________]	[____________]
Robert M. McMonigle	[____________]	[____________]	[____________]
Daryl N. Snadon	[____________]	[____________]	[____________]
Robert L. Woodson, III	[____________]	[____________]	[____________]
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: ●

FOR AGAINST ABSTAIN □□□
FOR AGAINST ABSTAIN □□□
FOR WITHHOLD □□

The board of directors recommends a vote FOR the directors listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above and FOR the other proposals.

Please print the name(s) appearing
on each share certificate(s) over
which you have voting authority:
(Print name(s) on certificate)

Signature of Stockholder:
Authorized Signature(s))    Date

Signature of Joint Stockholder:
Authorized Signature(s))    Date